EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS Chapter 11
Nexiq Technologies, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of January 27, 2003 to February 23, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
03/20/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS Chapter 11
Nexiq Technologies, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
03/20/2003 Date

Explanations:

NEXIQ TECHNOLOGIES, INC. BALANCE SHEET AS OF FEBRUARY 23, 2003

ASSETS
Current Assets
Checking/Savings
Cash
1125 - Cash - Fleet DIP	1,311,618.75

Total Cash	1,311,618.75

Total Checking/Savings	1,311,618.75
Other Current Assets
Prepaid Expenses
1305 - Prepaid Insurance	5,501.00
1340 - Prepaid Deposits	10,000.00

Total Prepaid Expenses	15,501.00

Total Other Current Assets	15,501.00

Total Current Assets	1,327,119.75
Fixed Assets
Fixed Assets - Basis
1605 - Furniture	51,587.90

Total Fixed Assets - Basis	51,587.90
Accumulated Depreciation
1655 - Accum Depr - Furniture	(44,218.20)

Total Accumulated Depreciation	(44,218.20)

Total Fixed Assets	7,369.70
Other Assets
Investments in Subsidiaries
1701 - Investment - Magnetec	1,236,886.74
1702 - Investment - Instruments	7,473,299.31
1703 - Investment - Termiflex	5,535,428.71
1704 - Investment - Micro Palm	2,145,187.33
1705 - Investment - MPSI	3,145,000.00
1706 - Investment - Oyster	1,844,643.00
1707 - Investment - Husky	446,964.00
1708 - Investment - DSI	559,215.00

Total Investment in Subsidiaries	22,426,624.09
Goodwill
1721 - Goodwill - MPSI	2,552,214.74
1723 - Goodwill - DSI	4,030,000.00
1725 - Accum Amort - MPSI Goodwill	(1,234,643.42)
1727 - Accum Amort - DSI Goodwill	(1,318,905.00)

Total Goodwill	4,028,666.32
Debt Issuance
1740 - Debt Issuance Costs	0.00
1745 - Accum Amort - Debt Issuance	0.00

Total Debt Issuance	0.00

Total Other Assets	26,455,290.41

TOTAL ASSETS	27,789,779.86

NEXIQ TECHNOLOGIES, INC. BALANCE SHEET AS OF FEBRUARY 23, 2003

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accts Payable
2105 - Accounts Payable Pre Petition	1,520,367.12
2105 - Accounts Payable Post Petition	68,985.00

Total Accts Payable	1,589,352.12

Total Accounts Payable	1,589,352.12
Other Current Liabilities
Employee Accruals
2305 - Accrued Restructuring	681,779.88

Total Employee Accruals	681,779.88
Accrued Expenses
2450 - Accrued Transition	9,479.78
2490 - Accrued Other	958,563.84

Total Accrued Expenses	968,043.62
Interest
2505 - Accrued Bank Interest	829,434.54
2510 - Accrued Convertible Note Int	2,298,395.77
2515 - Accrued Other Interest	142,547.94

Total Interest	3,270,378.25
Due To/From Subsidiaries
2705 - Due To/From MPSI	8,852,367.62
2710 - Due To/From Instruments/Mag	48,815.00
2715 - Due To/From DSI	(2,205,912.73)
2720 - Due To/From Discon't Operations	10,426,017.00

Total Due To/From Subsidiaires	17,121,286.89

Total Other Current Liabilities	22,041,488.64

Total Current Liabilities	23,630,840.76
Long Term Liabilities
Notes Payable - Long Term
2917 - Bridge Note - Sunrise	3,000,000.00
2905 - Fleet Bank - Term A	4,656,766.38
2910 - Fleet Bank - Term B	273,100.84
2920 - Convertible Notes - Sunrise	33,935,000.00
2925 - Convertible Notes - ANG	4,181,875.00
2930 - Convertible Notes - PIK	6,476,583.19
2940 - Convertible Notes - Discount	0.00

Total Notes Payable - Long Term	52,523,325.41

Total Long Term Liabilities	52,523,325.41

Total Liabilities	76,154,166.17
Equity
3050 - Common Stock	140,479.62
3100 - Additional Paid in Capital	41,181,837.55
3900 - *Retained Earnings	(76,664,039.47)
Net Income	(13,022,664.01)

Total Equity	(48,364,386.31)

TOTAL LIABILITIES & EQUITY	27,789,779.86

NEXIQ TECHNOLOGIES, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003
01/27/03 to 02/23/03

Ordinary Income/Expense
Expense
Payroll Expense
8205 - FICA - Employer Portion	(11.45)

Total Payroll Expense	(11.45)
8350 - Supplies	82.30
Travel & Entertainment
8370 - Travel	215.27

Total Travel & Entertainment	215.27
Consultants
8505 - Consultants - General	250.00
8520 - Consultants - Bankruptcy	42,037.64

Total Consultants	42,287.64
8680 - Bank Charges - Monthly Fee	7.65
Legal
8716 - Legal - Bankruptcy	23,848.17

Total Legal	23,848.17
8730 - Audit Fees	(17,500.00)
8740 - General Insurance	14,849.00

Total Expense	63,778.58

Net Ordinary Income	(63,778.58)

Net Income	(63,778.58)

NEXIQ TECHNOLOGIES, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF FEBRUARY 23, 2003

NAME OF CREDITOR	0 - 30 DAYS	31-60 DAYS	61 - 90 DAYS	> 90 DAYS	BALANCE

Argus	$2,893.87	$—	$—	$10,208.25	$13,102.12
Kevin Kelly	2,312.50				2,312.50
McLane, Graf, Raulerson & Middleton	15,573,00	7,440.10	1,778.92	511.65	25,303.67
Jennifer Montgomery	1,000.00				1,000.00
Pepper Hamilton	8,275.17	5,372.37	5,842.35	7,026.82	26,516.71
Linda Racette	250.00				250.00
US Bankruptcy Court	500.00				500.00

TOTALS	$30,804.54	$12,812.47	$7,621.27	$17,746.72	$68,985.00

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN NEXIQ TECHNOLOGIES, INC.

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00			0.00

FICA Tax Withheld	0.00			0.00

Employer's FICA Tax	0.00	(11.45)	11.45	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00			0.00

Sales Use & Excise Tax	0.00			0.00

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other:	0.00			0.00

TOTALS	$—	$(11.45)	$11.45	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02 (waiting for closeout billing/refund)
General Liability	01/08/03		11/30/02 (waiting for closeout billing/refund)
Property	01/08/03		11/30/02 (waiting for closeout billing/refund)
Vehicle	01/08/03		11/30/02 (waiting for closeout billing/refund)
Other (list):
Directors and Officers Liability	03/02/03		03/31/03 (waiting for closeout billing/refund
Technology Errors & Omissions	01/08/03		12/31/02 (waiting for closeout billing/refund)
Crime	01/31/03		01/31/03 (waiting for closeout billing/refund)

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

	GENERAL ACCOUNT

	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	1,592.355.22	0.00	1,592,355.22	0.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	50,011.45	93,120.41	143,131.86	0.00	0.00

Balance Available	1,642,366.67	93,120.41	1,735,487.08	0.00	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	(330,747.92)	(93,120.41)	(423,868.33)	0.00	0.00

CASH ON HAND END OF PERIOD	1,311,618.75	0.00	1,311,618.75	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$117,845.98

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

02/07/03	Deposits - Snap-on funding of transition agreement	50,000.00
02/07/03	Deposits - ADP refund	11.45

	TOTAL	$50,011.45

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	93,120.41

	TOTAL	$93,120.41

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

01/28/03	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	200,000.00
02/14/03	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	95,000.00

02/06/03	Transfer	Diversified Software Industries	Payroll P/E	11,022.35

01/31/03	Wire	Fleet Bank	Legal Fees	24,717.92
02/04/03	Wire	Fleet Bank	Bank fees	7.65

			TOTAL	$330,747.92

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Nexiq Technologies, Inc.
Case Number: 02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

02/07/03	1528	ARGUS MANAGEMENT CORP.	BANKRUPTCY CONSULTANT	20,433.77
02/07/03	1541	JAMES C GRIFFIN	EXPENSE REIMBURSEMENT	215.27
02/07/03	1542	JENNIFER MONTGOMERY	CONTRACT LABOR	2,300.00
02/07/03	1543	KEVIN KELLY	CONTRACT LABOR	4,800.00
02/07/03	1544	LINDA RACETTE	8-K FILING	250.00
02/07/03	1546	MCLANE, GRAF, RAULERSON	LEGAL	43,217.63
02/07/03	1550	COLLECTION DIVISION	FY01 SBT PENALTY	7,789.17
02/07/03	1556	KEVIN KELLY	CONTRACT LABOR	4,875.00
02/21/03	1563	DIANE HALL	CONTRACT LABOR	1,042.30
02/21/03	1565	JENNIFER MONTGOMERY	CONTRACT LABOR	2,600.00
02/21/03	1566	KEVIN KELLY	CONTRACT LABOR	3,062.50
02/21/03	1570	VERIZON WIRELESS	CLOSEOUT BILL JOHN ALLARD	284.77
02/21/03	1573	KEVIN KELLY	CONTRACT LABOR	2,250.00

			TOTAL	$93,120.41

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS Chapter 11
WPI Micro Processor Systems, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of  to January 27, 2003 to February 23, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
03/20/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS Chapter 11
WPI Micro Processor Systems, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
03/20/2003 Date

Explanations:

WPI MICRO PROCESSOR SYSTEMS, INC. BALANCE SHEET AS OF FEBRUARY 23, 2003

ASSETS
Current Assets
Checking-Standard DIP	17,985.94	17,985.94
Prepaid Insurance	4,108.15
Prepaid Contracts	14,008.00	18,116.15

Total Current Assets	36,102.09	36,102.09
Other Assets
Security Deposit	21,895.00	21,895.00

Total Other Assets	21,895.00	21,895.00

TOTAL ASSETS	57,997.09	57,997.09

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	1,373,024.69
Accounts Payable-Post Petition	21,025.01	1,394,111.23
Due To/From NEXIQ Corporate	(8,852,367.62)
Due To/From NEXIQ DSI	2,084,631.69	(6,787,735.93)

Total Current Liabilities	(5,373,624.70)	(5,373,624.70)

Total Liabilities	(5,373,624.70)	(5,373,624.70)

Equity
Common Stock	3,145,000.00	3,145,000.00
Retained Earnings-Prior	(851,402.28)	(851,402.28)
Net Income	3,138,024.07	3,138,024.07

Total Equity	5,431,621.79	5,431,621.79

TOTAL LIABILITIES & EQUITY	57,997.09	57,997.09

WPI MICRO PROCESSOR SYSTEMS, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003
01/27/03 to 02/23/03

Income
4900-03 - Freight - Outgoing	119.14

Total Income - Net	(119.14)

Cost of Sales
5000-05 - Direct Materials - Etechnician	(821.35)

Total Cost of Sales	(821.35)

Gross Profit	702.21

Operating Expenses
6215 - Telephone	188.44
6300 - Medical Ins	(4,108.15)
6410 - Bank Fees	10.00
6422 - Payroll Processing	(236.90)

Total Operating Expenses	(4,146.61)

Net Profit (Loss)	4,848.82

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN WPI MICRO PROCESSOR SYSTEMS, INC.

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00	0.00	0.00	0.00

FICA Tax Withheld	0.00	0.00	0.00	0.00

Employer's FICA Tax	0.00	0.00	0.00	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00	0.00	0.00	0.00

Sales Use & Excise Tax	0.00	0.00	0.00	0.00

Property Taxes	0.00	0.00	0.00	0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: Local Tax	0.00	0.00	0.00	0.00

TOTALS	$—	$—	$—	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02 (waiting for closeout billing/refund)
General Liability	01/08/03		11/30/02 (waiting for closeout billing/refund)
Property	01/08/03		11/30/02 (waiting for closeout billing/refund)
Vehicle	01/08/03		11/30/02 (waiting for closeout billing/refund)
Other (list):
Directors and Officers Liability	03/02/03		03/31/03 (waiting for closeout billing/refund)
Technology Errors & Omissions	01/08/03		12/31/02 (waiting for closeout billing/refund)
Crime	01/31/03		01/31/03 (waiting for closeout billing/refund)

WPI MICRO PROCESSOR SYSTEMS, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF FEBRUARY 23, 2003

NAME OF CREDITOR	BALANCE	0 - 30 DAYS	31-60 DAYS	61-90 DAYS	> 90 DAYS

ADP, INC.	$513.10	$513.10	$—	$—	$—
AETHER SYSTEMS, INC.	227.70	227.70
AMERITECH	736.28	736.28
AT&T	4,304.46	4,304.46
CINTAS	180.70	180.70
CITY OF STERLING HEIGHTS	7,200.00	7,200.00
DETROIT EDISON	2,616.14	2,616.14
EXPANETS FINANCIAL	4,092.56	4,092.56
EXPANETS, INC.	890.57	890.57
IMAGE-TEK EXHIBITS	150.00	150.00
UNITED PARCEL SERVICE	113.50	113.50

TOTALS	$21,025.01	$21,025.01	$—	$—	$—

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

	GENERAL ACCOUNT

	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	0.00	(79,892.59)	(79,892.59)	0.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	0.00	295,000.00	295,000.00	0.00	0.00

Balance Available	0.00	215,107.41	215,107.41	0.00	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	0.00	(197,121.47)	(197,121.47)	0.00	0.00

CASH ON HAND END OF PERIOD	0.00	17,985.94	17,985.94	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$53,234.08

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

	None	0.00

	TOTAL	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Nexiq Technologies to cover checks written	200,000.00
Transfer	Transfer from Nexiq Technologies to cover checks written	95,000.00

	TOTAL	$295,000.00

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

		None		0.00

			TOTAL	$—

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: WPI Micro Processor Systems, Inc.
Case Number: 02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Diversified Software Industries	Checks written	50,766.98
	Transfer	Nexiq Technologies	Checks written	93,120.41

01/30/03	1524	LEDDS DEVELOPMENT COMPA	RENT & PROPERTY TAXES	22,537.53
02/07/03	1527	AETHER SYSTEMS, INC.	BLACKBERRYS	455.40
02/07/03	1529	AT&T	E-TECH DSL	180.69
02/07/03	1530	ADP, INC.	PAYROLL SERVICES	74.00
02/07/03	1531	CELLNET COMMUNICATIONS	CELL PHONES	1,623.51
02/07/03	1532	CINTAS	UNIFORMS	569.62
02/07/03	1533	CITY OF STERLING HEIGHTS	WATER & SEWER	74.84
02/07/03	1535	CUSTOM COFFEE SERVICE, INC.	COFFEE SERVICES	177.90
02/07/03	1536	ERVIN LEASING COMPANY	COPIER AND FAX LEASE	212.50
02/07/03	1537	EXPANETS, INC.	PHONE MAINTENANCE	1,620.26
02/07/03	1538	FEDERAL EXPRESS CORP	SHIPPING SERVICES	266.58
02/07/03	1540	IMAGE-TEK EXHIBITS	TRADE SHOW STORAGE	150.00
02/07/03	1551	VERIO, INC.	INTERNET T1	1,006.50
02/07/03	1554	WASTE MANAGEMENT	TRASH SERVICES	352.13
02/07/03	1555	WIRELESSCAR NORTH AMERICA	E-TECH NOC FEE & AIRTIME	11,273.57
02/21/03	1557	ALBIN BUSINESS COPIERS	COPIER MAINTENANCE - JANUARY	292.01
02/21/03	1558	AMERITECH	LOCAL CALLS	668.76
02/21/03	1559	AT&T	T-1 LINE MI TO IA	3,279.45
02/21/03	1560	AT&T TELECONFERENCE SERV	TELECONFERENCE	459.31
02/21/03	1561	CINGULAR INTERACTIVE	WIRELESS DEVELOPMENT AIRTIME	1,171.51
02/21/03	1562	CONSUMERS ENERGY	NATURAL GAS	1,961.37
02/21/03	1564	FEDERAL EXPRESS	SHIPPING SERVICES	175.66
02/21/03	1567	MR. PITA	CATERING	57.09
02/21/03	1568	RADER, FISHMAN & GRAUER	E-TECH LEGAL	4,507.96
02/21/03	1571	WASTE MANAGEMENT	WASTE DISPOSAL	75.93

01/28/03	Wire	Standard Federal Bank	Bank Fee	5.00
02/14/03	Wire	Standard Federal Bank	Bank Fee	5.00

			TOTAL	$197,121.47

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS Chapter 11
Diversified Software Industries, Inc. (Debtors)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of January 27, 2003 to February 23, 2003

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X	Balance Sheet

X	Profit and Loss Statement

X	Cash Receipts and Disbursements Report

X	Accounts Payable Aging Schedule

X	Taxes Payable/Insurance Schedule

X	Reconciled Bank Statement(s)

              The statements contained within have been completed on a                                CASH                  X         ACCRUAL BASIS.  I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
03/20/2003 Date

A. Mail the original to:	Mail one copy of this report to:

UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 W. FORT STREET DETROIT, MICHIGAN 48226	OFFICE OF THE U. S. TRUSTEE 211 WEST FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS Chapter 11
Diversified Software Industries, Inc. (Debtors)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.	That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.	That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Report Requirements are current.

3.	No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

                 I understand that any false statements may subject me to sanctions as provide for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession
03/20/2003 Date

Explanations:

DIVERSIFIED SOFTWARE INDUSTRIES, INC. BALANCE SHEET AS OF FEBRUARY 23, 2003

ASSETS
Current Assets
Prepaid Insurance	527.68	527.68

Total Current Assets	527.68	527.68
Other Assets
Security Deposit	2,630.38
Deposits - Utilities	1,300.00	3,930.38

Total Other Assets	3,930.38	3,930.38

TOTAL ASSETS	4,458.06	4,458.06

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	101,817.72
Accounts Payable-Post Petition	2,677.21	104,494.93
Due To/From NEXIQ Corporate	2,205,912.73
Due To/From NEXIQ Detroit	(2,084,631.69)	121,281.04
Accrued Payroll Other	49,311.21	49,311.21

Total Current Liabilities	275,087.18	275,087.18

Long Term Liabilities
TIF Grant	74,000.00
CEBA Grant	104,372.98	178,372.98

Total Long Term Liabilities	178,372.98	178,372.98

Total Liabilities	453,460.16	453,460.16

Equity
Owner's Equity - Opening	26,455.95
Owner's Equity - Other	2,862,799.32	2,889,255.27
Retained Earnings - DIS	(4,116,277.62)	(4,116,277.62)
Net Income	778,020.25	778,020.25

Total Equity	(449,002.10)	(449,002.10)

TOTAL LIABILITIES & EQUITY	4,458.06	4,458.06

DIVERSIFIED SOFTWARE INDUSTRIES, INC. PROFIT AND LOSS STATEMENT FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003
01/27/03 to 02/23/03

Income
Total Income	0.00

Operating Expenses
6300 - Medical Ins	(527.68)
6422 - Payroll Processing	376.18
7000 - Gain/Loss on Sale of Assets	36,489.35

Total Expenses	36,337.85

Net Profit (Loss)	(36,337.85)

DIVERSIFIED SOFTWARE INDUSTRIES, INC. SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE AS OF FEBRUARY 23, 2003

NAME OF CREDITOR	0 - 30 DAYS	31-60 DAYS	61 - 90 DAYS	> 90 DAYS	BALANCE

ADP	$376.18	$—	$—	$—	$376.18
Cingular Interactive	648.60				648.60
Linn County REC	718.86				718.86
MidAmerican Energy	311.63				311.63
Qwest	230.14				230.14
South Slope	186.93				186.93
Sprint	108.77				108.77
Sprint Conferencing Services	48.85				48.85

TOTALS	$2,629.96	$—	$—	$—	$2,692.96

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTER DISTRICT OF MICHIGAN DIVERSIFIED SOFTWARE INDUSTRIES, INC.

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

TAXES PAYABLE SCHEDULE POST PETITION

	Beginning Balance	Additions	Payments/ Deposits	Ending Balance

Income Tax Withheld:
Federal	$—	$1,429.30	$(1,429.30)	$—

State	0.00	557.53	(557.53)	0.00

FICA Tax Withheld	0.00	777.25	(777.25)	0.00

Employer's FICA Tax	0.00	777.25	(777.25)	0.00

Unemployment Tax:
Federal	0.00	81.28		81.28

State	0.00	3.66	(3.66)	0.00

Sales Use & Excise Tax	0.00	0.00	0.00	0.00

Property Taxes	0.00	0.00	0.00	0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00	0.00	0.00	0.00

Other:	0.00			0.00

TOTALS	$—	$3,626.27	$(3,544.99)	$81.28

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02 (waiting for closeout billing/refund)
General Liability	01/08/03		11/30/02 (waiting for closeout billing/refund)
Property	01/08/03		11/30/02 (waiting for closeout billing/refund)
Vehicle	01/08/03		11/30/02 (waiting for closeout billing/refund)
Other (list):
Directors and Officers Liability	03/02/03		03/31/03 (waiting for closeout billing/refund)
Technology Errors & Omissions	01/08/03		12/31/02 (waiting for closeout billing/refund)
Crime	01/31/03		01/31/03 (waiting for closeout billing/refund)

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

	GENERAL ACCOUNT

	Fleet - DIP	SFB	TOTAL	PAYROLL ACCOUNT	TAX ACCOUNT

CASH ON HAND BEGINNING OF PERIOD	0.00	0.00	0.00	0.00	0.00

RECEIPTS DURING THE CURRENT PERIOD (see attached schedule)	0.00	50,766.98	50,766.98	0.00	0.00

Balance Available	0.00	50,766.98	50,766.98	0.00	0.00

DISBURSEMENTS DURING THE CURRENT PERIOD (see attached schedule)	0.00	(50,766.98)	(50,766.98)	0.00	0.00

CASH ON HAND END OF PERIOD	0.00	0.00	0.00	0.00	0.00

	*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$50,766.98

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:	Fleet Bank
Location:	111 Westminster Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE RECEIVED	DESCRIPTION	AMOUNT

None

	TOTAL	$—

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor in Possession
Account Number:	3664000599

DATE RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	50,766.98

	TOTAL	$50,766.98

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

None

			TOTAL	$—

You must create a separate list for each bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name: Diversified Software Industries, Inc.
Case Number: 02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF JANUARY 27, 2003 TO FEBRUARY 23, 2003

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor in Possession
Account Number:		3664000599

DATE DISBURSED	CHECK NUMBER	PAYEE	DESCRIPTION	AMOUNT

01/30/03	1525	VENTURE ONE LC	RENT	9,152.92
02/07/03	1526	ADP, INC.	PAYROLL SERVICES	36.00
02/07/03	1534	CITY OF CORALVILLE	WATER & SEWER	50.29
02/07/03	1539	GIANT, INC.	INTERNET CONNECTION	400.00
02/07/03	1545	LINN COUNTY REC	ELECTRIC	987.24
02/07/03	1547	MIDAMERICAN ENERGY COMP	GAS	899.73
02/07/03	1548	SPRINT	PHONE BILL	405.92
02/07/03	1549	SPRINT CONFERENCING SERVICES	TELECONFERENCING	624.07
02/07/03	1552	VERIZON WIRELESS	CELL PHONES	544.10
02/07/03	1553	VETRONIX CORPORATION	A/R RECEIPT POST SALE	36,489.35
02/21/03	1569	SOUTH SLOPE	LOCAL CALLS	1,104.01
02/21/03	1572	WASTE MANAGEMENT	WASTE DISPOSAL	73.35

			TOTAL	$50,766.98

You must create a separate list for each bank account from which disbursements were made during the month.